UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 11, 2004

                       Technology Investment Capital Corp.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                 333-109055                   20-0118736
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)



8 Sound Shore Drive, Suite 215, Greenwich, CT                       06830
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   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   203-661-3122
                                                   ---------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     The following press release was issued by Technology Investment Capital Corp. on February 11, 2004:


TICC SCHEDULES YEAR-END 2003 EARNINGS RELEASE FOR FEBRUARY 17, 2004


Greenwich, CT - February 11, 2004- Technology Investment Capital Corp. (Nasdaq:
TICC) announced today that it will report fourth quarter and year-end earnings on Tuesday, February 17, 2004 before the open of the financial markets.

About Technology Investment Capital Corp.
Technology Investment Capital Corp. is a publicly traded specialty finance company, organized as a closed-end, non-diversified investment company that is a business development company under the Investment Company Act of 1940. Companies interested in learning more about TICC's financing opportunities should contact Barry Osherow at (203) 661-9572.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ from the results projected in the forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Technology Investment Capital Corp.
                       -----------------------------------
                                  (Registrant)


                             /s/ Jonathan H. Cohen
                       -----------------------------------
                                   (Signature)

Date: February 11, 2004
                                By: Jonathan H. Cohen
                                    --------------------------------

                                Title: Chief Executive Officer
                                       ------------------------------